Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 3, 2025, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
RECITALS
A.The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 30, 2023 (as amended by the First Amendment to Credit Agreement, dated as of December 6, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower has requested that (i) Lenders constituting the Required Lenders under the Existing Credit Agreement agree to amend the Existing Credit Agreement to increase clause (b)(x) of the Incremental Cap (as defined in the Existing Credit Agreement) to $425,000,000 (it being understood and agreed that the incurrence of the Second Amendment Incremental Term Loans (as defined below) shall be deemed to use all $425,000,000 of such amount) (such amendment, the “Incremental Cap Increase”), (ii) the Second Amendment Incremental Lenders (as defined below) provide Second Amendment Incremental Term Commitments (as defined below) pursuant to this Amendment, which constitutes an “Incremental Amendment” as contemplated by and as defined in Section 2.9 of the Credit Agreement and (iii) Lenders constituting the Required Lenders under the Existing Credit Agreement and the Credit Agreement (after giving effect to the incurrence of the Second Amendment Incremental Term Loans) make certain changes to the Existing Credit Agreement as more fully set forth in Annex A hereto.
C.Pursuant to 9.6(f) of the Existing Credit Agreement, any Lender may, so long as no Default or Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under the Credit Agreement to the Borrower or any of its Subsidiaries through offers to purchase open to all Lenders on a pro rata basis consistent with procedures to be agreed between the Borrower and the Administrative Agent, whereupon such Term Loans, along with all accrued and unpaid interest thereon, so assigned to the Borrower shall be deemed automatically cancelled and extinguished on the date of such assignment. Pursuant to this Amendment, the Borrower desires to conduct an offer to each Lender holding Initial Term Loans (each such Lender, an “Existing Initial Term Lender”), on a pro rata basis, to exchange all Initial Term Loans held by such Existing Initial Term Lender, on a cashless basis, for a like principal amount of Exchanged Second Amendment Term Loans (as defined below) (such offer, the “Offer” and such exchanges, collectively, the “Exchange”). Upon acceptance by any Existing Initial Term Lender of such Offer, the Initial Term Loans held by such Existing Initial Term Lender immediately prior to the Exchange shall be deemed automatically cancelled and extinguished.

D.Each Lender (a “Consenting Lender”) party to the Existing Credit Agreement that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed to have agreed to (x) all terms of this Amendment (including all amendments set forth in Section 2 and Section 4) and the Credit Agreement and (y) exchange all of its existing Initial Term Loans for a like principal amount of Exchanged Second Amendment Term Loans pursuant to the Exchange, in each case, on the terms described herein.
E.The Second Amendment Lenders (as defined below) are willing to provide the Second Amendment Term Loans (as defined below) to the Borrower on the Second Amendment Closing Date (as defined below) on the terms and subject to the conditions set forth herein.
F.The Borrower has appointed Morgan Stanley Senior Funding, Inc. to act as lead arranger and bookrunner in connection with this Amendment (in such capacities, the “Second Amendment Lead Arranger”).
G.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.
Section 2.Incremental Cap Increase.    Subject to the satisfaction of the conditions precedent set forth in Section 5.2, as of the Second Amendment Closing Date, the Existing Credit Agreement is hereby amended, to replace the reference to “$150 million” in clause (b)(x) of the definition of “Incremental Cap” set forth in the Existing Credit Agreement with “$425 million”.
Section 3.Incremental Term Loans; Exchange. Subject to the satisfaction of the conditions precedent set forth in Section 5.2, as of the Second Amendment Closing Date and immediately following the effectiveness of the Incremental Cap Increase:
(a)Each Consenting Lender hereby (i) acknowledges that the Borrower is conducting the Offer and the Exchange in accordance with Section 9.6(f) of the Existing Credit Agreement, (ii) agrees to exchange, on the Second Amendment Closing Date, all of its Initial Term Loans, on a cashless basis, for a like principal amount of Term Loans (the “Exchanged Second Amendment Term Loans”; and the Commitments in respect thereof, the “Exchanged Second Amendment Term Commitments”), (iii) agrees that, on the Second Amendment Closing Date, after giving effect to the Exchange, 100% of its existing Initial Term Loans shall be deemed automatically cancelled and extinguished, (iv) consents to this Amendment (including, for the avoidance of doubt, the amendments set forth in each of Section 2 and Section 4 hereof) and (v) agrees to accept the Exchange as satisfaction in full of its right to receive payment of principal on its existing Initial Term Loans. For the avoidance of doubt, the existing Initial Term Loans of Existing Initial Term Lenders that are not Consenting Lenders will not be exchanged into Exchanged Second Amendment Term Loans and will remain outstanding under the Credit Agreement as Initial Term Loans.
(b)each Lender party hereto with a Commitment next to its name on Schedule 1.1A hereto under the column “Second Amendment Incremental Term Commitment” (each a “Second Amendment Incremental Lender” and, together with each Consenting Lender, a “Second Amendment Lender”) hereby agrees, severally and not jointly, to make an Incremental Term Loan (the “Second Amendment Incremental Term Loans” and,
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together with the Exchanged Second Amendment Term Loans, the “Second Amendment Term Loans”) in an amount equal to the amount next to its name in such column (collectively, the “Second Amendment Incremental Term Commitments” and, together with the Exchanged Second Amendment Term Commitments, the “Second Amendment Term Commitments”) to the Borrower on the Second Amendment Closing Date on the terms set forth herein and in the Credit Agreement.
(c)the parties hereto agree that (i) the Second Amendment Term Loans shall be deemed to be “Loans” and “Term Loans” (each as defined in the Credit Agreement) for all purposes of the Loan Documents; (ii) the Second Amendment Lenders shall be deemed to be “Lenders” as defined in the Credit Agreement for all purposes of the Loan Documents; (iii) this Amendment constitutes an “Incremental Amendment” and an “Incremental Term Loan Request” under the Credit Agreement with respect to the establishment of the Second Amendment Incremental Term Commitments and the Second Amendment Incremental Term Loans; (iv) upon the cashless exchange of the Exchanged Second Amendment Term Loans and the funding in cash of the Second Amendment Incremental Term Loans, in each case, on the Second Amendment Closing Date, the Second Amendment Term Loans shall constitute a single new Class of Term Loans and a new Facility for all purposes under the Credit Agreement; and (v) for U.S. federal income tax purposes, the Borrower, each Second Amendment Lender and the Administrative Agent shall treat all of the Second Amendment Term Loans (whether issued for cash or in exchange for Initial Term Loans) as a single issue (it being understood, for the avoidance of doubt, that the Second Amendment Term Loans are not fungible for U.S. federal income tax purposes with the Initial Term Loans).
(d)the Second Amendment Term Commitments of the Second Amendment Lenders pursuant to Section 3(a) and 3(b) shall terminate upon the making (whether by funding in cash or pursuant to the Exchange) of the Second Amendment Term Loans on the Second Amendment Closing Date; and
(e)each Second Amendment Lender (i) confirms that a copy of the Existing Credit Agreement and the other applicable Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make (whether by funding in cash or pursuant to the Exchange) a Second Amendment Term Loan, have been made available to such Second Amendment Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) acknowledges and agrees that upon the Second Amendment Closing Date, such Second Amendment Lender shall be a “Lender” and, in the case of any Second Amendment Incremental Lender, an “Incremental Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
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Section 4.Further Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5.2, on the Second Amendment Closing Date immediately after the incurrence of the Second Amendment Term Loans, the Credit Agreement as amended through the Incremental Cap Increase is hereby amended to read as set forth in Annex A hereto (by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: double-underlined text) in Annex A and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex A) (such amendments, collectively, the “Further Amendments”).
Section 5.Conditions Precedent.
1.Conditions Precedent to Second Amendment Effective Date. This Amendment (other than the amendments to the Existing Credit Agreement set forth in Sections 2 and 4, and the transactions described in Section 3) shall become effective without any further action or consent by any party, on the date (the “Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)Loan Documents. The Administrative Agent shall have received:
(i)this Amendment, executed and delivered by a duly authorized officer or signatory of each Loan Party and the Required Lenders under the Existing Credit Agreement (whether pursuant to the execution and delivery of a Consent or a counterpart of this Amendment).
(ii)subject to the provisions of the final paragraph of this Section 5.1, such amendments to, amendments and restatements of, assignments of, or confirmations or reaffirmations of, or supplements to, existing Security Documents or other Loan Documents, and such additional Security Documents, Loan Documents or other filings or actions, in each case as the Administrative Agent or the Collateral Agent may require in connection with the transactions contemplated hereby.
(b)[Reserved].
(c)Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the condition set forth in Section 5.1(f) is satisfied.
(d)Organizational Documents. The Administrative Agent shall have received a certificate signed by a Responsible Officer of each Loan Party, certifying (A) as to copies of the Organizational Documents of such Loan Party, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, Funding Notices, and all other notices under this Amendment and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.
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(e)Legal Opinions. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, (i) a legal opinion of Skadden, Arps, Slate Meagher & Flom LLP, New York counsel to the Borrower and its Subsidiaries substantially consistent with the opinions delivered on the Closing Date, dated the date hereof and addressed to the Administrative Agent, the Collateral Agent and the Lenders and (ii) legal opinions of applicable local counsel to the Borrower or to the Administrative Agent in jurisdictions reasonably acceptable to the Administrative Agent and substantially consistent with the opinions delivered on the Closing Date, dated the date hereof and addressed to the Administrative Agent, the Collateral Agent and the Lenders.
(f)No Default; Representations and Warranties. As of the Second Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(g)PATRIOT Act; Beneficial Ownership. The Administrative Agent shall have received at least three (3) Business Days prior to the Second Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree) all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Second Amendment Effective Date (or such later date that the Borrower may reasonably agree). At least five (5) Business Days prior to the Second Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree), the Borrower shall have delivered a Beneficial Ownership Certification to any Lender that has requested such certification, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities and Industry and Financial Markets Association, in relation to the Borrower.
(h)Revolving Credit Agreement, LC Facility and TLA Credit Agreement Amendments. The Borrower shall have, prior to or substantially concurrently with the Second Amendment Effective Date, consummated amendments to (x) the Revolving Credit Agreement pursuant to that certain Eleventh Amended and Restated Amendment to Credit Agreement pursuant to which, among other things, the transactions contemplated by this Amendment shall have been authorized under the Revolving Credit Agreement, (y) the LC Facility pursuant to that certain Seventh Amended and Restated Amendment to Credit Agreement, pursuant to which, among other things, the transactions contemplated by this Amendment shall have been authorized under the LC Facility and (z) that certain Credit Agreement, dated as of July 19, 2024, among the Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (the “TLA Credit Agreement”), pursuant to the Fourth Amendment to the TLA Credit Agreement, pursuant to which all unused “Initial Term Loan Commitments” under, and as defined in, the TLA Credit Agreement shall be terminated.
It is understood and agreed among all parties hereto that the Borrower and its Subsidiaries shall not be required to enter into any additional Loan Documents governed by the laws of a
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jurisdiction outside of the United States until the date that is 90 days after the Second Amendment Effective Date (subject to extensions, and exceptions as to scope of foreign security and perfection requirements, as are agreed by the Administrative Agent in its sole discretion, in each case as applicable). Notwithstanding the immediately preceding sentence or any provision to the contrary contained in the Loan Documents, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements, and take each of the actions, set forth on Schedule 4 to this Amendment within the time periods set forth therein (or such longer time periods as determined by the Administrative Agent in its sole discretion). The failure to make any such delivery pursuant to the immediately preceding sentence within the applicable time periods (after giving effect to any applicable extensions provided by the Administrative Agent in its sole discretion) shall constitute an immediate Event of Default.
2.Conditions Precedent to the Incremental Cap Increase and Providing Second Amendment Incremental Term Loans and Further Amendments. The Incremental Cap Increase and the obligation of the Second Amendment Lenders to make (whether by funding in cash or pursuant to the Exchange) Second Amendment Term Loans and the Further Amendments shall be subject to each of the following conditions (the date on which such conditions precedent are satisfied or waived, the “Second Amendment Closing Date”):
(a)Second Amendment Effective Date. Each of the conditions set forth in Section 5.1 above shall have been satisfied or waived and the Second Amendment Effective Date shall have occurred.
(b)Funding Notice. The Administrative Agent shall have received a Funding Notice with respect to the Second Amendment Incremental Term Loans in accordance with the requirements of Section 2.1(b) of the Credit Agreement.
(c)No Default; Representations and Warranties. As of the Second Amendment Closing Date, both before and after giving effect to the making (whether by funding in cash or pursuant to the Exchange) of the Second Amendment Term Loans: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(d)Solvency Certificate. The Lenders shall have received a solvency certificate, dated as of the Second Amendment Closing Date, substantially in the form of Exhibit D, executed by a Responsible Officer (which shall be the chief financial officer, chief accounting officer or other officer with equivalent duties) of the Borrower.
(e)Accrued Interest. The Administrative Agent shall have received from the Borrower all accrued and unpaid interest on the Initial Term Loans to, but excluding, the Second Amendment Closing Date.
(f)Fees and Expenses. All (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or its legal counsel (to the extent provided
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for in the Existing Credit Agreement) in connection with the preparation and negotiation of this Amendment that have been invoiced at least three (3) Business Days prior to the Second Amendment Closing Date and (ii) fees payable on or prior to the Second Amendment Closing Date by the Borrower to the Administrative Agent, any Lender and/or any of their applicable Affiliates in respect of this Amendment (including, without limitation the consent fee specified in the posting memorandum relating to this Amendment) shall, in each case, have been paid.
(g)Financial Statements. The Borrower shall have received, or shall receive substantially concurrently with the Second Amendment Closing Date, an opinion from Ernst and Young LLP on the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of the Borrower’s fiscal year 2024 and the related audited consolidated statements of operations and of cash flows for such year, which opinion shall not contain a going concern uncertainty paragraph.
Section 6.Miscellaneous.
1.Ratification and Affirmation; Confirmation.
(a)The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)).
(b)The provisions of the Existing Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. From and after the Second Amendment Closing Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
2.Counterparts.
(a)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
(b)The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic
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Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
3.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE.
4.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.
6.Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
7.Instruction to the Administrative Agent. By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent to execute this Amendment.
[Signatures begin next page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Term Loan B Amendment No. 2]
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AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS
LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Term Loan B Amendment No. 2]
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NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Term Loan B Amendment No. 2]
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ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE
HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE
HOLDINGS SRL
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Manager
ATLANTIC POWER HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
    *incorporated under Bermuda law
NFE SHANNON HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director

[Term Loan B Amendment No. 2]
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AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Legal Representative
NFENERGÍA LLC
SOLUCIONES DE ENERGÍA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE NICARAGUA DEVELOPMENT PARTNERS
LLC, SUCURSAL NICARAGUA
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Term Loan B Amendment No. 2]
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NFE GLOBAL HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS 1 LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS 2 LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE MEXICO POWER HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE MEXICO TERMINAL HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
[Term Loan B Amendment No. 2]
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NFE UK HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE GP LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
[Term Loan B Amendment No. 2]
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MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Collateral Agent
By:    /s/ William Graham
    Name:    William Graham
    Title:    Authorized Signatory

[Term Loan B Amendment No. 2]
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MORGAN STANLEY BANK, N.A.,
as Second Amendment Incremental Term Lender
By:    /s/ William Graham
    Name:    William Graham
    Title:    Authorized Signatory

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1261552.13A-CHISR02A - MSW

Schedule 1.1A
Second Amendment Incremental Term Commitments

Name of Lender	Total Second Amendment Incremental Term Commitments	Percentage of Second Amendment Incremental Term Commitments
Morgan Stanley Bank, N.A.	$425,000,000.00	100.000000000%
Total	$425,000,000.00	100.000000000%

Schedule 4
Post-Closing Items
To the extent not completed on or prior to the Second Amendment Effective Date, no later than ninety (90) days following the Second Amendment Effective Date (or such longer date as the Collateral Agent may agree in its sole discretion), each Foreign Subsidiary of the Borrower that is a Guarantor shall deliver to the Collateral Agent, in order to create and perfect the security interests for the benefit of the Secured Parties in the Collateral of such Foreign Subsidiary after giving effect to the incurrence of the Second Amendment Term Loans on the Second Amendment Effective Date: (i) subject to the applicable limitations set forth in Section 5.10 of the Credit Agreement, (x) Security Documents, or amendments, amendments and restatements, supplements, assignments and confirmations or other modifications thereto, in respect of the Collateral in the relevant jurisdictions outside of the United States, or (y) with respect to Single Lien Collateral (defined in the Equal Priority Intercreditor Agreement), new agreements, or amendments, amendments and restatements, supplements, assignments and confirmations or other modifications to Single Lien Security Documents (as defined in the Equal Priority Intercreditor Agreement) in respect of such Single Lien Collateral, as applicable; (ii) all filings and other documents required by such Security Documents (including any Single Lien Security Documents) to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor after giving effect to the incurrence of the Second Amendment Term Loans on the Second Amendment Effective Date; and (iii) a legal opinion in form and substance reasonably acceptable to the Collateral Agent, of applicable local counsel to the Borrower or to the Collateral Agent) and such Guarantor (which opinions shall cover the Security Documents in respect of the Collateral in relevant jurisdictions outside of the United States) dated the date of such Security Documents and addressed to the Collateral Agent and the Lenders.

EXHIBIT A
CONSENT TO SECOND AMENDMENT TO CREDIT AGREEMENT
CONSENT (this “Consent”) to SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of the Second Amendment Effective Date (as defined therein), among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the guarantors party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), to the Credit Agreement, dated as of October 30, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Administrative Agent, the Collateral Agent, and the Lenders party thereto. Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such term in the Credit Agreement or the Amendment.
By its signature below, the undersigned hereby:
(a)consents and agrees to the amendment of the Existing Credit Agreement as described in the Amendment (including all amendments set forth in Section 2 and 4 of the Amendment);
(b)acknowledges that it has received a copy of the Amendment together with all exhibits, schedules and annexes thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment and provide the consent set forth above;
(c)acknowledges that the Borrower is conducting the Offer and the Exchange in accordance with Section 9.6(f) of the Existing Credit Agreement, (ii) agrees to exchange, on the Second Amendment Closing Date, all of its Initial Term Loans, on a cashless basis, for a like principal amount of Second Amendment Incremental Term Loans, pursuant to the Exchange, (iii) agrees that, on the Second Closing Effective Date, after giving effect to the Exchange, 100% of its existing Initial Term Loans shall be deemed automatically cancelled and extinguished and (iv) agrees to accept the Exchange as satisfaction in full of its right to receive payment of principal on its existing Initial Term Loans;
(d)authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Existing Credit Agreement, to execute the Amendment on its behalf as if it were a party thereto; and
(e)represents that it is a Term Lender under the Existing Credit Agreement.

EXHIBIT A
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
            ,
as a Lender (type name of the legal entity)
By:
    Name:
    Title:
If a second signature is necessary:
By:
    Name:
    Title: